SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FIRST AVENUE NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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FIRST AVENUE NETWORKS, INC.

230 Court Square, Suite 202

Charlottesville, VA 22902

Notice of Annual Meeting of Stockholders

June 7, 2004

Notice is hereby given that the Annual Meeting of Stockholders of First Avenue Networks, Inc. (the “Company”) will be held at Farmington Country Club, 1625 Country Club Circle, Charlottesville, VA 22901, on June 7, 2004 at 11:00 a.m. Eastern Daylight time. The purposes of the annual meeting are to:

1.	Elect six directors.

2.	Approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

3.	Transact such other business as may properly come before the meeting and any and all adjourned sessions thereof.

Only stockholders of record at the close of business on April 2, 2004 are entitled to notice of and to vote at the meeting. To grant a proxy to vote your shares, you must complete and return the enclosed proxy card.

The Board of Directors recommends that you vote for the election of the nominees for director and approval of the amendment to the Company’s Restated Certificate of Incorporation.

By Order of the Board of Directors,

Sandra Thomas Watson

Secretary

Charlottesville, Virginia

April 14, 2004

Please vote your shares promptly. Whether or not you plan to attend the annual meeting in person, please complete, sign and return the enclosed proxy card. If stockholders do not return proxies in sufficient numbers, we will have to incur the expense of follow-up solicitations.

QUESTIONS AND ANSWERS

The following questions and answers are designed to help you understand the proposals to be presented at the annual meeting and the proxy voting process. These questions and answers only highlight information in this proxy statement. We strongly encourage you to read the full text of this proxy statement.

Q.	What am I being asked to vote on at the annual meeting?

A.	We are asking you to vote on two matters at the annual meeting:

•	the election of six members to the Company’s Board of Directors for a one-year term; and,
•	the approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares.

Q.	Why am I being asked to increase the number of authorized shares of common stock?

A.	The Board of Directors believe having additional authorized shares of common stock would provide the Company with flexibility to issue its shares in connection with possible future actions, such as stock splits, stock dividends, financings, corporate mergers, acquisitions, use in employee benefit plans or other corporate purposes.

Q.	How does the Board of Directors recommend I vote on these proposals?

A.	The Board of Directors of the Company recommends that you vote FOR:

•	the election of six members to the Company’s Board of Directors for a one-year term; and,
•	the approval of the amendment to the Company’s Restated Certificate of Incorporation.

Q.	Who is entitled to vote at the annual meeting?

A.	You are entitled to vote at the annual meeting if you owned shares on April 2, 2004, the record date for the annual meeting. On April 2, 2004, the Company had 21.3 million shares of common stock outstanding.

Q.	What do I need to do now?

A.	Indicate on your proxy card how you want to vote and sign, date and mail it in the enclosed envelope as soon as possible so that your shares will be represented at the annual meeting.

Q.	May I vote in person?

A.	Yes. You may attend the meeting and vote your shares in person rather than signing and mailing your proxy card.

Q.	May I change my vote after I have voted my proxy?

A.	Yes. You may change your vote at any time before your proxy is voted at the annual meeting by following the instructions as detailed in “Voting Your Shares and Changing Your Vote” on page 1. Before your proxy is voted, you may submit a new proxy or you may attend the meeting and vote in person.

Q:	What do I do if my shares are held in “street name” by my broker?

A:	If your shares are held in street name by a broker as your nominee, your broker will send you a proxy card. Many brokers also offer the option of voting either by telephone or electronically via the Internet, instructions for which will be provided by your broker on your proxy card.

(i)

Q:	What happens if I do not instruct my broker how to vote on the proposals or if I mark “abstain” on the proxy card?

A:	If your shares are held in street name by a broker, your broker will not be able to vote your shares without instructions from you. If you mark your proxy “abstain” or do not instruct your broker how to vote, your shares will have no effect on the outcome of the proposals being presented at the annual meeting.

Q:	What does it mean if I receive more than one proxy card?

A:	It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards to ensure that all of your shares are voted.

Q:	Who should I call if I have any additional questions?

A:	If you hold your shares directly, please contact Sandra Thomas Watson at 434-220-4988 or swatson@firstavenet.com. If your shares are held in street name, please contact your broker at the telephone number provided by your broker on your proxy card.

(ii)

FIRST AVENUE NETWORKS, INC.

230 Court Square

Suite 202

Charlottesville, Virginia 22902

Proxy Statement

For the 2004 Annual Meeting of Stockholders

to be held on June 7, 2004

Time and Place of Meeting

The annual meeting of stockholders of First Avenue Networks, Inc. (the “Company”) will be held on June 7, 2004, at 11:00 a.m. Eastern Daylight time at Farmington Country Club, 1625 Country Club Circle, Charlottesville, VA 22901 and at any adjournment thereof.

This proxy statement, the enclosed form of proxy and the Company’s Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2003, will be mailed together to the Company’s stockholders on or about April 23, 2004.

Voting Rights and Votes Required

Our stockholders who hold their shares of record as of the close of business on April 2, 2004 are entitled to vote at the annual meeting. On the record date there were 21.3 million shares of our common stock outstanding and entitled to vote at the annual meeting.

The holders of a majority of the outstanding shares of common stock, present in person or by proxy, and entitled to vote, will constitute a quorum at the meeting. Provided that a quorum is present at the meeting,

•	the nominees for director who receive the greatest number of votes will be elected; and,
•	the approval of a majority of the outstanding shares of common stock is needed to approve the amendment to our Restated Certificate of Incorporation.

Voting Your Shares and Changing Your Vote

To be voted, your proxy must be completed, signed and returned to us prior to voting at the annual meeting. If you are a registered stockholder (that is, if you hold your stock in your own name), you may also vote by proxy. If you hold your shares in “street name,” the materials sent to you by your broker will tell you if you will be able to vote by telephone or electronically. You may revoke a proxy at any time before it is voted by:

•	delivering to us another properly signed proxy relating to the same shares dated a later date;
•	otherwise delivering a written notice to our secretary, dated a later date, stating that the proxy is revoked; or,
•	attending the annual meeting or any adjournment and voting the shares covered by the proxy in person. Attendance at the annual meeting will not, by itself, revoke your proxy.

At the meeting, we will vote all proxies received in time and not revoked. Unless you instruct us otherwise, we will vote your proxy to;

•	elect the nominees for director; and,
•	approve the proposed amendment to the Company’s Restated Certificate of Incorporation.

How Proxies Are Counted

Our election inspector will count votes cast by proxy or in person. The election inspector will count shares represented by proxies that reflect abstentions and so-called broker non-votes as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Broker non-votes are shares represented at the meeting held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or persons entitled to vote, and (b) the broker or nominee does not have the discretionary voting power on a particular matter. Abstentions and broker non-votes will have no effect on the outcome of voting on the election of directors and will have the effect of a vote against the proposal to amend the Company’s Restated Certificate of Incorporation.

Cost of Solicitation

We will bear the cost of soliciting proxies. We will solicit proxies by mail, telephone, facsimile or otherwise, and some of our officers and employees may assist in the solicitation without additional compensation. We will reimburse brokers for their reasonable charges and expenses in forwarding solicitation materials to beneficial owners.

PROPOSAL 1:

ELECTION OF DIRECTORS

Under the terms of our amended and restated by-laws, the Board of Directors consists of at least three members who are elected annually by the stockholders. Our Board of Directors has by resolution set the number of directors at six.

Unless otherwise instructed, the persons named in the enclosed proxy intend to vote each share of common stock as to which a proxy has been properly executed, returned and not revoked in favor of the election of the six nominees named below as directors for a one-year term expiring at the 2005 annual meeting of the directors. We expect that each nominee will be able to serve. If any nominee is unable to serve, all proxies may be voted for a substitute nominee designated by our Board of Directors, as determined by the persons named in the enclosed proxy in their discretion. Each nominee has indicated his willingness to continue to serve if elected.

Set forth below is information concerning each of the nominees for membership to our Board of Directors, who constitute all of the incumbent directors:

Nominees as Members of the Board of Directors

Dean M. Johnson, 45

Dean M. Johnson has served as a member of our Board of Directors since December 2001. Mr. Johnson has served as our president and chief executive officer since December 2001. From February 2001 through December 2001, Mr. Johnson was president of Cardinal Point Associates, a strategic and financial consultant to broadband wireless companies. From November 1999 to February 2001, he was founder and president of MuseumCompany.com, Inc., a specialty retailer of museum-related merchandise. Mr. Johnson served as executive vice president and chief financial officer of Value America, Inc., a discount retailer, from November 1997 through November 1999. He served as a director of Value America from November 1997 through April 1999. From April 1996 to November 1997, Mr. Johnson served as vice president of business development of Pacific Monolithics, a developer of semiconductors used for broadband wireless applications. From April 1991 until August 1995, he was general manager of CFW Cable, Inc., a broadband wireless company that he co-founded.

Wharton B. Rivers, Jr., 55

Member of the Compensation Committee

Wharton B. Rivers, Jr. has served as a member of our Board of Directors since November 2000. Since January 2002, Mr. Rivers has been the president and chief executive officer of TerreStar Networks Inc., an emerging provider of advanced mobile satellite services in North America. From November 2000 through September 2001, Mr. Rivers was the chief executive officer of Advanced Radio Telecom Corp. (“ART”). He also served as president and chief operating officer of ART from April 2001 through September 2001. From October 1999 to October 2000, Mr. Rivers was president of Cable & Wireless North America where he was responsible for directing all business functions for telecommunications services, North American profit and loss activities and revenues in excess of $1 billion. From January 1997 to October 1999, he was president of network services for Ameritech Corporation where he managed all activities supporting Ameritech’s local service network, including design, engineering, construction and operations with capital and operating budgets in excess of $4 billion.

Richard L. Shorten, Jr., 36

Chairman of the Board of Directors

Member of the Audit Committee

Richard L. Shorten, Jr. has served as a member of our Board of Directors since December 2001. Since August 2001, Mr. Shorten has been a partner in Silvermine Capital Resources, a New York based advisory and merchant banking firm specializing in the communications, information technology, transportation and energy sectors. Prior to Silvermine, Mr. Shorten served in a variety of senior operating and corporate development capacities in the communications sector, including as the Executive Vice President and a director of Graphnet, Inc., a multinational data messaging solution provider from May 2000 to August 2001; as Senior Vice President of Data Services for Viatel, Inc., a global communications company that owns and operates one of the world’s largest European and transatlantic fiberoptic networks from December 1999 to March 2000; and as Senior Vice President of Destia Communications, Inc., a multinational provider of communications services from December 1997 until its acquisition by Viatel in March 2000. Prior to Destia, Mr. Shorten was a senior corporate attorney at the New York law firm of Cravath, Swaine and Moore where his practice focused in areas of corporate finance, mergers and acquisitions and general corporate representation. Mr. Shorten serves as a member of the board of directors of MPower Communications and AboveNet Corporation (formerly Metromedia Fibernet).

Neil Subin, 39

Chairman of the Compensation Committee

Member of the Audit Committee

Neil Subin has served as a member of our Board of Directors since December 2001. Since its formation in 1991, Mr. Subin has served as managing director and president of Trendex Capital Management. Trendex is a private investment fund focusing primarily on financially distressed companies. He is currently a member of the board of directors of Reptron Electronics Inc., a manufacturing supply chain services company, and Komag Inc., a manufacturer of thin-film disks for use in computer disk drives.

Matthew Teplitz, 44

Chairman of the Audit Committee

Matthew Teplitz has served as a member of our Board of Directors since December 2001. Since 1995, Mr. Teplitz has worked as an equity analyst, focusing on telecom, technology and heath care with Quaker Capital Management Corp., an investment advisory firm based in Pittsburgh, Pennsylvania.

R. Ted Weschler, 42

Member of the Compensation Committee

R. Ted Weschler has served as a member of our Board of Directors since December 2001. Since January 2000, Mr. Weschler has been the managing partner of Peninsula Capital Advisors, LLC, a private investment management firm in Charlottesville, Virginia of which he was the founder. From 1989 until December 1999, Mr. Weschler served as an executive officer and founder of Quad-C, Inc., a Virginia-based investment firm that primarily engages in the acquisition of businesses in partnership with company management. Mr. Weschler is currently a member of the board of directors of WSFS Financial Corporation, a thrift holding company based in Wilmington, Delaware, and Virginia National Bank, a national banking association based in Charlottesville, Virginia.

Recommendation:

Our Board of Directors recommends a vote “FOR” the election of each nominee.

BOARD OF DIRECTORS AND COMMITTEES

The Company’s directors are elected at the annual meeting of stockholders and hold office (subject to the By-laws) until the next annual meeting of stockholders and until their successors are elected and qualified. Each of the nominees named above was elected as a director of the Company at the annual meeting of stockholders held on June 2, 2003. The Board of Directors has determined that each of Messrs. Rivers, Shorten, Subin, Teplitz and Weschler is independent within the meaning of Rule 4200 of the Nasdaq’s current listing standards. During the year ended December 31, 2003, our Board of Directors held five meetings. During 2003, each director attended at least 75% of the meetings of the board and at least 75% of the meetings of each committee on which he served. All members of the Board of Directors are encouraged, but not required, to attend the Company’s annual meetings of stockholders. At the Company’s 2003 Annual Meeting of Stockholders, all of the directors then in office were in attendance.

Our Board of Directors currently has two standing committees: the Audit Committee and the Compensation Committee. We do not have a standing Nominating Committee or Corporate Governance Committee.

The Audit Committee engages the independent accountants to audit our financial statements and perform services related to the audit. The Audit Committee also reviews the scope and results of the audit with the accountants, reviews our quarterly and year end operating results with management and the accountants, and considers the adequacy of internal accounting procedures and controls. In 2003, Messrs. Subin, Shorten and Teplitz served on our Audit Committee. None of the members of the Audit Committee possesses the attributes of an audit committee financial expert under the rules of the Securities and Exchange Commission (the “SEC”) and Nasdaq. The Board of Directors believe that the members of the Audit Committee have sufficient knowledge and experience with financial and accounting matters to perform their duties as members of the Audit Committee given the current financial position of the Company. The Audit Committee held four meetings in 2003.

The Compensation Committee has responsibility for reviewing and administering our program with respect to the compensation of our officers, employees and consultants, and it reviews transactions with our officers, directors and affiliates. The Compensation Committee also reviews, interprets and administers our stock option plan, prescribes rules and regulations relating to the plan and determines the stock options and other equity incentives that we grant to our employees. As a policy, the Compensation Committee directs us to pay our officers, directors and affiliates for services rendered outside the scope of their ordinary respective obligations in accordance with industry standards for such services. Such services may include introducing major transactions or providing legal services. In 2003, Messrs. Subin, Rivers and Weschler served on our Compensation Committee. The Compensation Committee held two meetings in 2003.

Director Nominating Process

The Board of Directors of the Company carries out the nominating process for the Company, including identifying and evaluating individuals qualified to become members of the Board and recommending nominees for the annual meeting of shareholders. There is no standing Nominating Committee of the Board of Directors because when the Company emerged from bankruptcy protection in 2001, the Plan of Reorganization approved by the bankruptcy court required the appointment of five of the six Director nominees above as representatives of the major securityholders of the Company. Given the nature of the Company’s operations since emerging from bankruptcy and the large holdings of our common stock and debt securities by affiliates of certain of our directors, the Board of Directors has determined that having a standing Nominating Committee or providing a process for considering candidates recommended by security holders is not necessary at this time. The Board of Directors has established certain minimum qualifications for board members, including, the ability of the prospective nominee to represent the interests of the shareholders of the Company, the prospective nominee’s standards of integrity, commitment and independence of thought and judgment, the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including consideration of his or her service on other corporate boards and the prospective nominee’s ability to contribute to the range of talent, skill and expertise present on the Board of Directors. The Board of Directors also considers the ability of the nominee to meet the applicable requirements of SEC regulations and potential Nasdaq listing requirements. The Board of Directors annually assesses the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, an independent director, within the meaning of the Nasdaq rules, designated by the Board of Directors will then initiate the search, working with staff support and seeking input from other directors and senior management. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board of Directors will then be identified and presented to the independent directors. The independent directors will then prioritize the candidates and determine if other directors or senior management have relationships with the preferred candidates and can initiate contacts. To the extent feasible, the independent directors and the CEO will interview the prospective candidate(s). Evaluations and recommendations of the interviewers will be submitted to the whole Board of Directors for final evaluation.

Director Compensation

Non-employee directors are eligible to participate in the Company’s stock option plan. Each non-employee director is eligible to receive annual compensation of $10,000 for serving as a Director or $25,000 for serving as chairman of the Board of Directors. Each non-employee director is also eligible for a one-time grant under the option plan of options to purchase common stock. Annually, we pay Mr. Rivers $10,000 for serving as a director and Mr. Shorten $25,000 for serving as Chairman of the Board of Directors. In September 2003, we cancelled options to purchase 25,000 shares of our common stock which had previously been granted to each of Messrs. Shorten and Rivers. Subsequently, we granted options to purchase 41,445 and 103,636 shares of common stock to Mr. Rivers and Mr. Shorten, respectively, at an exercise price of $0.14 per share. These options vest ratably over five years from December 20, 2001 and are exercisable for a ten-year term. These options provide for full vesting upon a change in control. Messrs. Subin, Teplitz and Weschler have declined annual compensation and a stock option grant.

We reimburse the members of our Board of Directors for reasonable expenses incurred in attending meetings of the Board of Directors or any board committee.

Security Holder Communications with the Board of Directors

The Company has established procedures for security holders to communicate directly with the Board of Directors on a confidential basis. Security holders who wish to communicate with the Board or with a particular director may send a letter to the Chief Financial Officer of the Company at 230 Court Square, Suite 202, Charlottesville, VA 22902. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Security Holder-Board Communication” or “Security Holder-Director Communication.” All such letters must identify the author as a security holder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Chief Financial Officer will make copies of all such letters and circulate them to the directors addressed. If a security holder wishes the communication to be confidential, such security holder must clearly indicate on the envelope that the communication is “confidential.” The Chief Financial Officer will then forward such communication, unopened, to the Chairman of the Board of Directors.

Audit Committee Report

The Audit Committee of the Board of Directors is comprised of Messrs. Teplitz (Chairman), Shorten and Subin, each of whom is an “independent” director as defined by the National Association of Securities Dealers, Inc.’s current listing standards. No member of the committee receives any consulting, advisory, or other compensatory fees from the Company other than board fees. The Audit Committee operates under a written charter approved by the Board of Directors.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent accountants, KBA Group, LLP (“KBA”), were responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The members of the Audit Committee are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, or to certify that the auditor is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice and direction to management and the independent auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee members in business, financial, and accounting matters.

The Audit Committee is responsible for assisting board oversight of the integrity of the financial statements, compliance with legal and regulatory requirements, and the independent auditor’s qualifications and independence. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting) and the independent auditors report directly to this committee.

The Audit Committee has the authority to hire independent counsel and other advisors to carry out the committee’s duties, and the Company is required to provide appropriate funding, as the Audit Committee determines, to compensate the independent auditors and any advisors retained. The Audit Committee also discusses with management and the auditors annual and quarterly financial statements and other matters brought to its attention that may have significant financial impact or are otherwise the subject of significant attention by management and the auditors.

To carryout its responsibilities, the Audit Committee has:

•	Reviewed and discussed with management and KBA the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2003;

•	Discussed with KBA the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”, as amended;

•	Received the written disclosures and the letter from KBA required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”; and,

•	Discussed with KBA their independence.

Based upon the Audit Committee’s discussions with management and KBA, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC.

Submitted by:

Audit Committee

Matthew Teplitz, Chairman

Richard L. Shorten, Jr.

Neil Subin

COMPENSATION AND RELATED MATTERS

Compensation Committee Report

Overview and Philosophy    The Compensation Committee administers the Company’s executive compensation program. The Committee’s responsibilities include reviewing and making recommendations to the Board of Directors regarding compensation of the Company’s executive officers (the “Named Executive Officers”) listed in the “Summary Compensation Table” included elsewhere in this Proxy Statement. The Committee’s duties include approving base salaries and setting incentive compensation targets and discretionary bonus amounts. The Compensation Committee also administers the Company’s stock option plan and the Company’s compliance with Rule 16b-3 of the Exchange Act.

The Compensation Committee believes that compensation to the Company’s executive officers should be designed to encourage and reward management’s efforts to preserve and develop the Company’s broadband wireless assets and to maximize stockholder value. Compensation criteria are evaluated annually to ensure that they are appropriate and consistent with the Company’s business and strategic objectives. The Company’s compensation policies and programs are intended to:

•	ensure competitive levels of compensation to allow the Company to attract and retain highly qualified executive talent, and motivate those executives to successfully lead the Company in a competitive industry in a challenging environment;

•	align executive compensation with sustainable increases in and the preservation of stockholder value; and,

•	provide a compensation package that is contingent upon and recognizes individual performance as well as the attainment of business objectives and overall business results.

Compensation Program Elements    The Company’s executive compensation program consists of base salaries, short-term incentive bonuses, a stock option plan and other fringe benefits.

The Compensation Committee does not use quantitative methods or mathematical formulas in setting any element of compensation. In determining each component of compensation, the Compensation Committee considers all elements of an executive’s total compensation package, recommendations of the chief executive officer and other objective and subjective criteria the Compensation Committee deems appropriate with respect to each executive officer.

Base Salary—Base salary levels are determined by the Compensation Committee with reference to corporate and individual performance in relation to strategic goals established each year and competitive market trends. The Committee reviews the base salary of each of our Named Executive Officers annually and makes adjustments if determined appropriate. In reviewing base salaries, the Compensation Committee considers a variety of factors, including:

•	each executive’s responsibilities, specific experience and performance;

•	competitive compensation practices at other similarly situated companies; and,

•	the executive’s overall contribution to the business and strategic objectives of the Company.

Short-Term Incentive Bonus—The Board of Directors has approved a discretionary bonus program designed to reward the accomplishment of specific individual performance criteria. All Named Executive Officers are eligible for bonus awards. Individual awards are based on the successful completion of specific individual performance criteria. For each fiscal year the Compensation Committee, based on recommendations of the Chief Executive Officer:

•	determines each participant’s target award amount, expressed as a percentage of base salary; and,

•	establishes individual performance objectives for each Named Executive Officer, which may be objective or subjective.

Total bonuses recorded in 2003 were $232,500 which was accrued at December 31, 2003 and paid in cash in 2004.

Stock Option Plan—As a performance incentive and to further align the interests of management and stockholders, the Compensation Committee issues stock options under its Stock Option Plan. Under that Plan in 2003, the Compensation Committee cancelled options to purchase 890,000 shares of common stock with an exercise price of $3.96 previously granted to employees. The Compensation Committee, subsequently, issued options to purchase 1,243,636 shares of common stock at an exercise price of $0.14 to employees in 2003. In granting stock options under the plan, the Compensation Committee considered:

•	the total number of shares available for future grants under the plan;

•	each participant’s position and scope of responsibilities; and,

•	the strategic and operational objectives of the Company and the expected future performance of each participant to achieve these objectives.

These options vest in equal proportions over five years.

Compensation of the Chief Executive Officer—For fiscal year 2003, Mr. Johnson earned $195,000 in base salary and a bonus of $102,500 that was paid after the end of the fiscal year. This bonus reflects the Compensation Committee’s assessment of the Company successfully attaining objectives based on Mr. Johnson’s completion of specific individual performance criteria. Factors considered by the Compensation Committee in assessing Mr. Johnson’s contribution included his leadership role in formulating and executing the Company’s business strategy. In addition to the foregoing cash compensation, Mr. Johnson was awarded options to purchase 746,182 shares of common stock under the Company’s Stock Option Plan representing 60.0% of the regular options granted to all employees during the year.

Submitted by:

Compensation Committee

Neil Subin, Chairman

Wharton B. Rivers

R. Ted Weschler

Compensation Committee Interlocks and Insider Participation—During fiscal year 2003, no members of the Compensation Committee were considered insiders nor were there any interlocking relationships or relationships with the Company other than as disclosed in the “Certain Transactions” section of this Proxy Statement.

CERTAIN TRANSACTIONS

The following information regarding certain transactions with directors, officers and holders, either of record or beneficially, of more than five percent of our common stock does not include information for any period during which such person or entity, as the case may be, was not an officer, director or five percent holder.

During 2003 the Company issued $1.1 million in Senior Secured Notes (“Old Senior Notes”) to pay 9% paid-in-kind interest under the terms of its Senior Secured Note and Warrant Agreement. Peninsula Capital Partners, which beneficially holds 30.1% of the Company’s common stock, received $474,000 of the Old Senior Notes. Mr. Weschler, a member of our Board of Directors, is the managing partner of Peninsula Capital Advisors, LLC, the entity that is the investment advisor to Peninsula Capital Partners. Mr. Weschler disclaims beneficial ownership of the Company stock held by Peninsula Capital Partners. Quaker Capital Management Corp., the investment advisor to Quaker Capital Partners I, L.P. and Quaker Capital Partners II, L.P., which beneficially holds 24.8% of the Company’s common stock, received $280,000 of the Old Senior Notes. Mr. Teplitz, a member of our Board of Directors, is a partner of Quaker Premier L.P., the general partner of Quaker Capital Partners I, L.P. Mr. Teplitz is also a partner of Quaker Premier II, L.P., the general partner of Quaker Capital Partners II, L.P. Mr. Teplitz disclaims beneficial ownership of the Company stock held by Quaker Capital Partners I, L.P and Quaker Capital Partners II, L.P. Aspen Partners – Series A, which beneficially holds 23.4% of the Company’s common stock, received $293,000 of the Old Senior Notes.

During January 2004 the Company amended the terms of the $13.1 million of outstanding Old Senior Notes to extend their maturity from December 20, 2006 until December 20, 2008 (“New Senior Notes”). Old Senior Notes in a principal amount of $5,566,000 held by Peninsula Capital Partners were amended, Old Senior Notes in a principal amount of $3,286,000 held by Quaker Capital Partners I, L.P and Quaker Capital Partners II, L.P. were amended and Old Senior Notes in a principal amount of $3,442,000 held by Aspen Partners – Series A were amended.

During January 2004 the Company issued 1.2 million units of one share of its common stock and one warrant to purchase one share of common stock in a private placement transaction with gross proceeds of $4,350,000. Quaker Capital Partners II, L.P purchased 208,333 shares of common stock and warrants exercisable for 208,333 shares of common stock in the transaction, Aspen Partners – Series A purchased 625,000 shares of common stock and warrants exercisable for 625,000 shares of common stock in the transaction and RCG Carpathia Master Fund, Ltd., an affiliate of Ramius Capital Group, LLC purchased 208,333 shares of common stock and warrants exercisable for 208,333 shares of common stock in the transaction. Ramius Capital Group, LLC beneficially holds 8.8% of the Company’s common stock.

CERTAIN BUSINESS RELATIONSHIPS

Mr. Weschler, a member of our Board of Directors, is the managing partner of Peninsula Capital Advisors, LLC, the entity that is the investment advisor to Peninsula Capital Partners, which holds New Senior Notes in a principal amount of $5,566,000, or 21.8% of the Company’s total consolidated assets for the fiscal year ended December 31, 2003. Mr. Teplitz, a member of our Board of Directors, is a partner of Quaker Premier L.P., the general partner of Quaker Capital Partners I, L.P., which hold New Senior Notes in a principal amount of $2,642,000, or 10.2% of the Company’s total consolidated assets for the fiscal year ended December 31, 2003. Mr. Teplitz is also a partner of Quaker Premier II, L.P., the general partner of Quaker Capital Partners II, L.P., which holds New Senior Notes in a principal amount of $644,000, or 2.5% of the Company’s total consolidated assets for the fiscal year ended December 31, 2003. Mr. Subin, a member of our Board of Directors, periodically serves as a consultant to Aspen Partners – Series A regarding its investments, including its holdings in the Company. Aspen Partners – Series A holds New Senior Notes in a principal amount of $3,442,000, or 13.5% of the Company’s total consolidated assets for the fiscal year ended December 31, 2003.

EXECUTIVE COMPENSATION

The following table sets forth information with respect to compensation for each of the last three completed fiscal years for the Company’s chief executive officer and the other executives who earned in excess of $100,000 during the fiscal year ended December 31, 2003. We refer to these individuals as the “Named Executive Officers.”

Summary Compensation Table

	Annual Compensation				Long Term Compensation Awards
Name and Position	Year		Salary	Bonus	Restricted Stock Awards	Securities Underlying Options	All Other Compensation
Dean M. Johnson	2003		$195,000	$102,500	—	746,182	—
Director, President and Chief	2002		$195,000	$97,500	—	720,000	—
Executive Officer	2001	(1)	$5,416	—	—	—	—

Sandra Thomas Watson	2003		$120,000	$65,000	—	248,727	—
Vice President, Chief	2002		$120,000	$60,000	—	120,000	—
Financial Officer, Secretary and Treasurer	2001	(2)	$3,945	—	—	—	—

Evans Mullan	2003		$120,000	$65,000	—	248,727	—
Vice President	2002		$120,000	$60,000	—	50,000	—
	2001(3)		$3,945	—	—	—	—

(1)	Mr. Johnson joined the Company on December 20, 2001 at an annual base salary of $195,000.
(2)	Ms. Watson joined the Company on December 20, 2001 at an annual base salary of $120,000.
(3)	Mr. Mullan joined the Company on December 20, 2001 at an annual base salary of $120,000.

The following table provides information regarding 2003 stock grants to each of the Named Executive Officers. No stock appreciation rights were granted during 2003:

Option/SAR Grants in 2003

Name	Number of Securities Underlying Options/SARs Granted (#) (1)	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/share)	Market Price on Date of Grant (2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates at Stock Price Appreciation for Option Term (3)
						5%	10%
Dean M. Johnson	746,182	60.0%	$0.14	$0.52	12/20/12	$527,569	$901,945
Sandra Thomas Watson	248,727	20.0%	$0.14	$0.52	12/20/12	$175,856	$300,648
Evans Mullan	248,727	20.0%	$0.14	$0.52	12/20/12	$175,856	$300,648

(1)	At grant date, 20% of these stock options were vested and were exercisable. The remainder become exercisable in increments of 20% of the total beginning on December 20, 2003 and continuing through December 20, 2006. These options also immediately vest and become exercisable in the event of a change in control of the Company.
(2)	Represents closing price of Company’s stock on the Over the Counter Bulletin Board Market on September 22, 2003, date of grant.
(3)	Potential realizable value is based on the assumption that the price of the Company’s common stock will appreciate at the rates shown above, compounded annually, from the date of the grant until the end of the option term. The values are calculated according to the rules of the SEC, and do not reflect the Company’s estimate of future prices of its common stock.

Aggregate Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table shows information for the Named Executive Officers related to the exercise of options during 2003 and the number and value of unexercised options held as of the end of 2003. None of the Named Executive Officers holds stock appreciation rights.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2003 Exercisable/Unexercisable	Value of Unexercised in the Money Options at December 31, 2003 Exercisable/Unexercisable (1)
Dean M. Johnson	0	$0	298,473/447,709	$764,090/$1,146,136
Sandra Thomas Watson	0	$0	99,491/149,236	$254,696/$382,045
Evans Mullan	49,745	$70,081	49,745/149,236	$127,347/$382,045

(1)	Based on the closing price of the Company’s common stock on December 31, 2003 as reported on the Over the Counter Bulletin Board Market, which was $2.70.

10-Year Option/SAR Repricings in 2003

The following table show information for the Named Executive Officers related to the cancellation and reissuance of options during 2003.

Name	Date		Number of Securities Underlying Options/SARs Repriced Or Amended (#)	Market Price of Stock at Time of Repricing or Amendment(3)		Exercise Price at Time of Repricing or Amendment ($/share)		New Exercise Price ($/share)		Length of Original Option Term Remaining At Date of Repricing or Amendment
Dean M. Johnson	9/22/03 9/22/03	(1) (2)	720,000 746,182	$ $	0.52 0.52	$ $	3.96 0.14	$	n/a 0.14	12/20/11 12/20/12
Sandra Thomas Watson	9/22/03 9/22/03	(1) (2)	120,000 248,727	$ $	0.52 0.52	$ $	3.96 0.14	$	n/a 0.14	12/20/11 12/20/12
Evans Mullan	9/22/03 9/22/03	(1) (2)	50,000 248,727	$ $	0.52 0.52	$ $	3.96 0.14	$	n/a 0.14	12/20/11 12/20/12

(1)	Date of cancellation of outstanding stock options.
(2)	Date of issuance of replacement stock options.
(3)	Represents closing price of Company’s stock on the Over the Counter Bulletin Board Market on September 22, 2003, date of grant.

Employee Agreements

As of December 31, 2003, there were no employment agreements between the Company and any of the Named Executive Officers.

COMMON STOCK OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of shares of the Company’s common stock as of March 12, 2004 by (i) the Named Executive Officers, (ii) each of the Company’s directors, (iii) all of the Company’s executive officers and directors as a group and (iv) each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known to the Company to be the beneficial owner of more than five percent of the outstanding common stock. Unless otherwise indicated, the business address of each director and executive officer named below is c/o First Avenue Networks, Inc., 230 Court Square, Suite 202, Chartlottesville, Virginia, 22902. Except as noted below, each of the persons listed has sole investment and voting power with respect to the shares indicated.

Beneficial ownership is determined by the rules of the Securities and Exchange Commission and includes voting or investment power of the securities. Shares of common stock subject to options or other rights to purchase which are now exercisable or are exercisable within 60 days after March 12, 2003 are to be considered outstanding for purposes of computing the percentage ownership of the persons holding these options or other rights, but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person.

	Beneficial Ownership
Name	Number	Percent
Aspen Partners—Series A (1)	5,373,858	23.4%
Peninsula Capital Partners (2)	6,915,550	30.1%
Quaker Capital Management Corp. (3).	5,560,754	24.8%
Ramius Capital Group, LLC (4)	1,895,659	8.8%
Deutsche Bank AG (5)	1,386,176	6.5%
Dean M. Johnson (6)	342,667	*
Evans Mullan (7)	50,015	*
Sandra Thomas Watson (8)	117,917	*
Wharton B. Rivers, Jr (9)	77,999	*
Richard L. Shorten, Jr.(10)	41,454	*
Neil Subin	—	—
Matthew Teplitz (11)	5,560,754	24.8%
R. Ted Weschler (12)	6,915,550	30.1%
All executive officers and directors as a group (8 persons) (13)	13,106,086	53.1%

*	Less than 1.0%

(1)	Aspen Capital LLC, the general partner of Aspen Partners, shares beneficial ownership of 2,888,412 shares of the shares beneficially held by Aspen Partners, which includes 1,306,122 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 12, 2004. Aspen Advisors LLC, the investment advisor to Aspen Partners, shares beneficial ownership of 5,373,859 shares of the shares beneficially held by Aspen Partners, which includes 1,672,140 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 12, 2004. Nikos Hecht, managing member of Aspen Capital LLC and Aspen Advisors LLC, shares beneficial ownership of 5,373,859 shares of the shares beneficially held by Aspen Partners, which includes 1,672,140 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 12, 2004. The business address of Aspen Partners – Series A is 152 West 57th Street, 46th Floor, New York, NY 10019.
(2)	Includes 1,693,189 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 12, 2004. The business address of Peninsula Capital is 404B East Main Street, Charlottesville, VA 22902.
(3)

Includes 1,207,948 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 12, 2004. The number of reported shares includes 3,332,041 shares of common stock and 803,670 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 12, 2004 held by Quaker Capital Partners I, L.P., a greater than 5% shareholder of the Company, for which Quaker Capital Management Corp. serves as the registered investment advisor. The number of reported shares also includes shares held by other funds and accounts managed by Quaker Capital Management Corp. The business address of Quaker Capital Management Corp. is 401 Wood Street, Suite 1300, Pittsburgh, PA 15222.

(4)	Includes 208,333 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 12, 2004. The business address of Ramius Capital Group, LLC is 666 Third Avenue, 26th Floor, New York, NY 10017.
(5)	The business address of Deutsche Bank AG is 31 Taunusanlage 12, D-60325 Frankfurt am Main, Federal Republic of Germany.
(6)	Includes 42,994 shares of common stock and 299,673 shares of common stock issuable upon exercise of options with an exercise price of $0.14 exercisable within 60 days of March 12, 2004.
(7)	Includes 270 shares of common stock and 49,745 shares of common stock issuable upon exercise of options with an exercise price of $0.14 exercisable within 60 days of March 12, 2004.
(8)	Includes 18,426 shares of common stock and 99,491 shares of common stock issuable upon exercise of options with an exercise price of $0.14 exercisable within 60 days of March 12, 2004.
(9)	Includes 61,421 shares of common stock and 16,578 shares of common stock issuable upon exercise of options with an exercise price of $0.14 exercisable within 60 days of March 12, 2004.
(10)	Includes 41,454 shares of common stock issuable upon exercise of options with an exercise price of $0.14 exercisable within 60 days of March 12, 2004.
(11)	Includes 4,352,806 shares of common stock and 1,270,948 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 12, 2004 held by Quaker Capital Management Corp., of which Mr. Teplitz disclaims beneficial ownership. Mr. Teplitz is a partner of Quaker Premier L.P., the general partner of Quaker Capital Partners I, L.P. and other funds managed by Quaker Capital Management Corp.
(12)	Includes 5,222,361 shares of common stock and 1,693,189 shares of common stock issuable upon exercise of warrants exercisable within 60 days of March 12, 2004 held by Peninsula Capital Partners, of which Mr. Weschler disclaims beneficial ownership. Mr. Weschler is the managing partner of Peninsula Capital Advisors, LLC, the entity that is the investment advisor to Peninsula Capital Partners.
(13)	Includes shares described in notes 6 through 12 above.

PERFORMANCE GRAPH

Set forth below is a graph comparing the total stockholder return of an investment in:

•	First Avenue Networks, Inc. common stock;

•	the Nasdaq Stock Market US Index; and,

•	the Nasdaq Stock Market Telecommunications (Telecom) Stock Index.

The graph illustrates total stockholder return at December 31, 2003 of $100 invested at April 11, 2002 (the date at which the Company’s common stock began trading on the Over the Counter Bulletin Board Market) for First Avenue Networks, Inc. common stock, the Nasdaq Stock Market US Index and the Nasdaq Telecom Index, and assumes reinvestment of all dividends.

	4/11/02	12/31/02	12/31/03
First Avenue Networks, Inc.	$100.00	$23.81	$257.14
Nasdaq US Index	$100.00	$77.41	$116.12
Nasdaq Telecom Index	$100.00	$70.94	$119.71

PROPOSAL 2:

AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

The Company’s Amended and Restated Certificate of Incorporation currently permits the Company to issue up to 50,000,000 shares of common stock. On March 21, 2004, the Board of Directors unanimously approved an amendment to the Company’s Restated Certificate of Incorporation to permit the Company to issue up to an aggregate of 100,000,000 shares of common stock. The text of the proposed amendment is set forth below.

As of March 21, 2004, 21,288,015 shares of common stock were issued and outstanding. Thus, 28,711,985 authorized shares of common stock currently remain available for issuance, including an aggregate of 1,338,972 shares reserved for issuance under the Company’s Stock Option Plan and 5,208,333 shares reserved for issuance under certain warrant agreements.

The Board of Directors would like to increase the number of authorized shares of common stock to provide the Company with flexibility to issue its shares in connection with possible future actions, such as stock splits, stock dividends, financings, corporate mergers, acquisitions, use in employee benefit plans or other corporate purposes. As of the date of this proxy statement, the Company has no agreements or commitments with respect to the sale or issuance of such additional shares of common stock except in connection with its Stock Option Plan and certain warrant agreements. The availability of additional authorized shares would allow the Company to accomplish these goals, and other business and financial objectives, in the future without stockholder approval, except as may be required in particular cases by the Company’s charter documents, applicable law or the rules of any stock exchange or other system on which the Company’s securities may then be listed. In addition to the more traditional uses described above, the Company could issue shares of its common stock as a defense against efforts to obtain control of the Company. The Board of Directors does not intend or view the increase in authorized shares of common stock as an anti-takeover measure, nor is the Company aware of any proposed or contemplated transaction of this type.

If this Proposal No. 2 is adopted, the newly authorized shares of common stock would have the same rights as the presently authorized shares, including the right to cast one vote per share. Although the authorization of additional shares of common stock would not, in itself, have any effect on the rights of any holder of the Company’s common stock, the future issuance of additional shares of common stock (other than a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

If approved, the first sentence of Article IV of the Company’s Restated Certificate of Incorporation will be further amended to read in its entirety as follows:

“The total number of shares of stock that this Corporation shall have authority to issue is One hundred million (100,000,000) shares of common stock, $.001 par value per share (“Common Stock”).”

The Board of Directors of the Company considers the proposed increase in the amount of authorized shares of the Company’s common stock to be advisable.

THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE

PROPOSAL TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO

INCREASE THE AMOUNT OF AUTHORIZED SHARES OF COMMON STOCK, AND RECOMMENDS THAT YOU VOTE FOR SUCH PROPOSAL.

The amendment to the Company’s Restated Certificate of Incorporation must be approved by the affirmative vote of a majority of the outstanding shares of the Company’s Common Stock.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Our Board of Directors and Audit Committee selected the firm of KBA Group, LLP to audit our financial statements for the fiscal year ended December 31, 2003 and to report on the results of their audit. A representative of KBA Group, LLP is expected to be present at the annual meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions. PricewaterhouseCoopers, LLP (“PWC”) audited our financial statements for the fiscal year ended December 31, 2002 and served as our independent auditors until they were replaced by KBA Group, LLP in June of 2003.

Change in Independent Accountants

Effective June 6, 2003, the Company dismissed PWC as the Company’s certifying accountants. The Company’s Audit Committee and Board of Directors approved this action. The reports of PWC on the Company’s financial statements for the two fiscal years ended December 31, 2001 and December 31, 2002, respectively, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2001 and December 31, 2002, respectively, and through June 6, 2003, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in connection with its reports on the financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company delivered a copy of its Form 8-K report dated June 6, 2003 with this disclosure to PWC on June 9, 2003 (the “June 8-K”). Concurrently therewith, the Company requested that PWC furnish it with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. Attached to the June 8-K as Exhibit 16.1 is a copy of the letter of PWC to the SEC dated June 11, 2003.

On June 6, 2003, the Company engaged KBA Group LLP as its new independent accountant. The Company’s Audit Committee and Board of Directors have approved this action.

During the Company’s fiscal years ended December 31, 2001 and December 31, 2002, respectively, and through June 6, 2003, neither the Company nor any person on the Company’s behalf has consulted with KBA Group LLP regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement or event described in Items 304(a)(1)(iv) or (v) of Regulation S-K.

Audit Fees

KBA Group, LLP billed us, or expects to bill us, an aggregate of $40,500 for professional service rendered in connection with the audit of our financial statements for the year ended December 31, 2003. PWC billed us an aggregate of $13,260 for professional services rendered in connection with the audit of our financial statements for the fiscal year ended December 31, 2003 and services in connection with SEC filings. PWC billed us an aggregate of $81,600 for professional services rendered in connection with the audit of our financial statements for the fiscal year ended December 31, 2002 and services in connection with SEC filings.

Audit-Related Fees

Neither KBA Group LLP nor PWC performed any audit-related professional services in the years ended December 31, 2003 and 2002.

Tax Fees

KBA Group, LLP billed us, or expects to bill us, an aggregate of $10,000 in non-audit service fees for federal and state income tax consultation, rendered to us and our affiliates for the year ended December 31, 2003. PWC billed us an aggregate of $11,000 in non-audit service fees for federal and state income tax consultation, rendered to us and our affiliates for the fiscal year ended December 31, 2002.

All Other Fees

There were no fees billed for other services rendered by our independent auditors that would be deemed “all other fees” for the years ended December 31, 2003 and 2002.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the auditors’ independence. All of the services described above were pre-approved by the Audit Committee in accordance with our Audit and Non-Audit Services Policy.

Audit Committee Pre-Approval Policy

The Audit Committee is responsible for the appointment, retention, compensation and oversight of our independent auditors. The Audit Committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent auditors. In accordance with such policies and procedures, the Audit Committee is required to pre-approve all audit and non-audit services to be performed by the independent auditors in order to assure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the auditors’ independence. Under the policy, pre-approval is generally provided up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve additional services on a case-by-case basis. For each additional proposed service, our independent auditors are required to provide detailed back-up documentation at the time of approval. Periodically, our Chief Financial Officer will provide the Audit Committee with a report of audit and non-audit services provided and expected to be provided by the independent auditors.

STOCKHOLDER PROPOSALS

In order for us to consider stockholder proposals for inclusion in the proxy material for our 2005 annual meeting, we must receive them on or before December 24, 2004. We suggest that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary at our principal executive offices, First Avenue Networks, Inc., 230 Court Square, Suite 202, Charlottesville, Virginia, 22902.

Stockholders who wish to make a proposal at the 2005 annual meeting, other than one that will be included in our proxy materials, must notify us no later than March 9, 2005. If a stockholder who wishes to present a proposal fails to notify us by March 9, 2005, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that, during the year ended December 31, 2003, its executive officers and directors have complied with all Section 16(a) filing requirements applicable to them, except that each of Messrs. Johnson, Mullen, Rivers and Shorten and Ms. Watson filed one Form 4 report with respect to one transaction on an untimely basis.

FORM 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the SEC has been mailed with this proxy statement and is available without charge by writing to:

First Avenue Networks, Inc.

230 Court Square, Suite 202

Charlottesville, Virginia 22902

(434) 220-4988

Attention: Investor Relations

NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some statements about us and our industry under the captions “Questions and Answers” and elsewhere in this proxy statement are “forward-looking statements.” These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions and other statements that are not historical facts. When we use the words “estimate,” “project,” “believe,” “anticipate,” “intend,” “plan,” “expect” and similar expressions in this document and in the incorporated documents, we generally intend to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, including those in the risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2003 and other documents filed with the SEC, actual results could differ materially from those expressed or implied by the forward-looking statements. We do not undertake any obligation to publicly update forward-looking statements to reflect new information or future events or otherwise.

OTHER BUSINESS

Our Board of Directors knows of no business to be brought before the annual meeting which is not referred to in the accompanying notice of annual meeting of stockholders. However, should any such matters be presented, the persons named in the enclosed proxy will have discretionary authority to take such action in regard to such matters as in their judgment seems advisable.

DETACH HERE

PROXY

FIRST AVENUE NETWORKS, INC.

230 Court Square, Suite 202, Charlottesville, Virginia 22902

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Sandra Thomas Watson and Evans Mullan, and each of them, each with power to appoint his or her substitute, as proxies to vote and act at the Annual Meeting of Stockholders of First Avenue Networks, Inc. (the “Company”) to be held on June 7, 2004 at 11:00 a.m. Eastern Daylight time at Farmington Country Club, 1625 Country Club Circle, Charlottesville, VA 22901 or any adjournment thereof with respect to the number of shares of common stock of the Company as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies to vote as designated below on the matters specified on the reverse side, as described in the accompanying notice of annual meeting and proxy statement, receipt of which is acknowledged. All proxies heretofore given by the undersigned in respect of the annual meeting are hereby revoked.

Unless otherwise specified in the boxes on the reverse side hereof, this proxy will be voted FOR the nominees for director and FOR an amendment to the Company’s Restated Certificate of Incorporation and in the discretion of the named proxies as seems in their judgment advisable as to any other matter that may come before the annual meeting or any adjournment thereof.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

FIRST AVENUE NETWORKS, INC.

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.

The Board of Directors recommends a vote FOR each of the following matters:

1.	The election of six directors for a term ending in 2005.

Nominees:	(01) Dean M. Johnson, (02) Wharton B. Rivers, Jr.,
(03) Richard L. Shorten, Jr., (04) Neil Subin,
(05) Matthew Teplitz and (06) R. Ted Weschler

FOR ALL NOMINEES    ☐                        ☐    WITHHELD FROM ALL NOMINEES

☐
For all nominees except as noted above

2.	An amendment to the Company’s Restated Certificate of Incorporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING            ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor,

administrator, trustee or guardian, please give full title. If a corporation,

please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                                                                     Date:                     Signature:                                                                  Date: